Exhibit 10.1

MUTUAL GENERAL RELEASE

As of March 7, 2018 (the “Effective Date”) Her Imports,(the “Company”), Barry Hall, Johnathan Patrick Terry, Cabello Real LTD (Cabello LTD”) and Cabello Real FZE (Cabello FZE”) and, without limitation, all of their respective past, current and/or future employees, assigns, related entities, successor entities, predecessor entities, officers, directors, managers, partners,, predecessors, successors, assigns, insurers, representatives, , attorneys and/or agents (together the “Her Parties”) shall and hereby do fully, finally and forever release, relinquish, and discharge, and shall be forever enjoined from prosecution of, any and all Claims against Aymen Boughanmi, Leader Act Limited HK, Eagle Advantage Holdings Ltd., Denis Betsi and IntoSales, Inc. and all of their respective past, current, and/or future employees, officers, directors, managers, partners, partners, predecessors, successors, assigns, representative insurers, representatives, officers, directors, attorneys and agents (together, the “Leader Parties”).

As of the Effective Date, the Leader Parties shall and hereby do fully, finally and forever release, relinquish, and discharge, and shall be forever enjoined from prosecution of any and all Claims against any and all of the Her Parties.

The parties acknowledge that adequate consideration is given for such mutual general release. Such consideration is noted in the Letter Agreement which is incorporated herein which is the transfer of the subject Four Million Shares (4,000,000) and also the Retention of Nine Hundred Seventy-Two Thousand and Nine Hundred and Fifty-One (972,951) Shares by Aymen Boughanmi and/or the “Leader Parties.”

Claims shall be defined, without limitation, to include any and all claims, rights, demands, suits, matters, issues, causes of action, liabilities, obligations, expenses, damages, losses, or any other matters, whether known or unknown, in contract, tort, or otherwise, foreseen or unforeseen, foreseeable or unforeseeable, or certain or contingent, that have been, could have been, or in the future could be asserted by any of the Her Parties against any of the Leader Parties on one hand or by any of the Leader Parties against any of the Her Parties on the other hand, whether under the laws of the United States, the laws of any state or territory of the United States (including, but not limited to, claims arising under Nevada law), and/or the laws of any other jurisdiction, which arise out of, relate to, or are in connection with the services performed by or alleged to have been performed by the Leader Parties on one hand or any of the Her Parties on the other hand, whether or not relating to the Company, including but not limited to:

a.	Any common law claims concerning breach of contract (whether oral, written or implied), tort (including prima facie tort), detrimental reliance, unjust enrichment, promissory estoppel, tortious interference with contract or with prospective business relations, violation of public policy, breach of implied covenant of good faith and fair dealing, breach of fiduciary duty, fraud, fraudulent or negligent misrepresentation, defamation, or intentional infliction of emotional distress, or negligence;

b.	Any claims under any statute or rules whether relating to the securities laws or otherwise; and
c.	Any other claims for costs, fees or other expenses or damages, including but not limited to attorneys’ fees, interest, liquidated or punitive damages, and any other kind of relief, whether equitable or legal.

**Signature Pages Follow**

[Mutual General Release as of March 7, 2018]

LEADER ACT LIMITED HK		EAGLE ADVANTAGE HOLDINGS LTD.

By:	/s/ Aymen Boughanmi	By:	/s/ Aymen Boughanmi
Aymen Boughanmi, CEO

AYMEN BOUGHANMI

/s/ Aymen Boughanmi

STATE OF	:
: ss
COUNTY OF	:

Sworn to (or affirmed) and subscribed before me this ____ day of ________, 2018, by ________________________.

NOTARY PUBLIC

My commission expires on:

__________________________

[Mutual General Release as of March 7, 2018]

DENIS BETSI	INTO SALES, INC.

/s/ Denis Betsi	By:	/s/ Denis Betsi

STATE OF	:
: ss
COUNTY OF	:

Sworn to (or affirmed) and subscribed before me this ____ day of ________, 2018, by ________________________.

NOTARY PUBLIC

My commission expires on:

__________________________

[Mutual General Release as of March 7, 2018]

CABELLO REAL LTD.		CABELLO REAL FZE

By:	/s/ Johnathan Terry	By:	/s/ Johnathan Terry

JONATHAN PATRICK TERRY

/s/ Johnathan

STATE OF	:
: ss
COUNTY OF	:

Sworn to (or affirmed) and subscribed before me this ____ day of ________, 2018, by ________________________.

NOTARY PUBLIC

My commission expires on:

__________________________

[Mutual General Release as of March 7, 2018]

HER IMPORTS		BARRY HALL

BY:	/s/ Barry Hall	/s/ Barry Hall
Barry Hall, CEO

STATE OF	:
: ss
COUNTY OF	:

Sworn to (or affirmed) and subscribed before me this ____ day of ________, 2018, by ________________________.

NOTARY PUBLIC

My commission expires on:

__________________________